                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      25
                NOTES TO FINANCIAL STATEMENTS      30
                   DIVIDEND REINVESTMENT PLAN      34



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      36

Van Kampen wishes peace and prosperity to all.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

------------------------------
NYSE Ticker Symbol - VMT
------------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
Six-month total return                               -1.76%       2.59%
---------------------------------------------------------------------------
One-year total return                                 7.39%       4.90%
---------------------------------------------------------------------------
Five-year average annual total return                 2.56%       5.75%
---------------------------------------------------------------------------
Ten-year average annual total return                  4.99%       6.85%
---------------------------------------------------------------------------
Life-of-Trust average annual total return             6.21%       7.22%
---------------------------------------------------------------------------
Commencement date                                              08/26/88
---------------------------------------------------------------------------

Distribution rate as a % of closing common share
price(3)                                                          6.23%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                    10.23%
---------------------------------------------------------------------------
Net asset value                                                   $9.61
---------------------------------------------------------------------------
Closing common share price                                        $8.48
---------------------------------------------------------------------------
Six-month high common share price (09/17/2001)                    $9.25
---------------------------------------------------------------------------
Six-month low common share price (12/20/2001)                     $8.22
---------------------------------------------------------------------------
Preferred share (Series A) rate(5)                               1.398%
---------------------------------------------------------------------------
Preferred share (Series B) rate(5)                               1.430%
---------------------------------------------------------------------------
Preferred share (Series C) rate(5)                               1.399%
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 39.1% federal tax bracket effective for calendar year 2001.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of December 31, 2001
- AAA/Aaa............  71.0%   [PIE CHART]
- AA/Aa..............  11.7%
- A/A................   6.7%
- BBB/Baa............   7.3%
- BB/Ba..............   0.4%
- Non-Rated..........   2.9%
As of June 30, 2001
- AAA/Aaa............  72.2%   [PIE CHART]
- AA/Aa..............   7.8%
- A/A................   6.4%
- BBB/Baa............   8.9%
- Non-Rated..........   4.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending December 31, 2001, for common shares)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
7/01                                                                             0.044
8/01                                                                             0.044
9/01                                                                             0.044
10/01                                                                            0.044
11/01                                                                            0.044
12/01                                                                            0.044

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     DECEMBER 31, 2001                    JUNE 30, 2001
                                                                     -----------------                    -------------
General Purpose                                                            25.70                              24.70
Health Care                                                                11.60                              10.20
Transportation                                                             10.70                              10.40
Public Education                                                            9.00                               7.40
Wholesale Electric                                                          8.70                               6.60

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--December 1991 through December 2001)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
12/91                                                                     10.2400                            10.7500
                                                                          10.1800                            10.8750
                                                                          10.6900                            11.3750
                                                                          10.9700                            11.5000
12/92                                                                     10.6500                            12.0000
                                                                          11.0900                            11.6250
                                                                          11.1300                            12.0000
                                                                          11.3700                            12.3750
12/93                                                                     11.1700                            11.7500
                                                                           9.9300                            10.7500
                                                                           9.9200                            11.1250
                                                                           9.8200                            10.2500
12/94                                                                      9.3400                             9.7500
                                                                           9.9000                            11.0000
                                                                           9.7600                            11.1250
                                                                           9.8600                            10.7500
12/95                                                                     10.2400                            10.5000
                                                                           9.8800                            10.3750
                                                                           9.7600                             9.8750
                                                                           9.9000                            10.2500
12/96                                                                     10.0000                            10.3750
                                                                           9.8100                            10.1250
                                                                          10.0100                            10.8750
                                                                          10.1800                            11.0000
12/97                                                                     10.3500                            10.8120
                                                                          10.3200                            10.3120
                                                                          10.2600                            10.8750
                                                                          10.5700                            11.0000
12/98                                                                     10.3800                            10.8125
                                                                          10.1300                            10.6875
                                                                           9.5600                             9.6250
                                                                           9.1500                             8.8750
12/99                                                                      8.8000                             7.6250
                                                                           9.0200                             8.0625
                                                                           9.0000                             8.6875
                                                                           9.1300                             8.3750
12/00                                                                      9.6700                             8.3750
                                                                           9.7200                             8.7000
                                                                           9.6200                             8.8900
                                                                           9.9400                             8.9000
12/01                                                                      9.6100                             8.4800

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGER OF THE VAN KAMPEN MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND
INFLUENCED THE TRUST'S RETURN DURING THE DURING THE SIX-MONTH PERIOD
ENDED DECEMBER 31, 2001. THOMAS BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The dominant factor in the market
over the first four months of the period (as it was for most of the year) was the slowing U.S. economy. In fact, the government confirmed in December that the economy had been in recession since March of 2001. The tragic events of September 11 only made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, gross domestic product
(GDP) fell by 1.3 percent, its largest decline since the recession of the early 1990s.

    The Federal Reserve Bank (the "Fed") responded to this economic weakness decisively. The group cut rates 11 times over the course of 2001, with four of those cuts happening after September 11. The bond market reacted favorably to the interest-rate cuts through October. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly. That trend only strengthened in the wake of September 11 as investors flocked to the perceived safety of shorter-duration, lower-risk assets.

    The market shifted in early November, as confidence appeared to slowly return to the investor psyche. A combination of stabilization in geopolitical events and a growing belief that the economy was likely to turn positive in the first half of 2002 led many investors to sell their long-duration Treasury holdings. This pushed interest rates at the long end of the curve higher, while rates on the short end fell even further in response to continued interest-rate cuts (the last cut of the year came on December 11). This further steepened the yield curve.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for less volatility produced large cash inflows for all types of bond funds. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended December 31, overall issuance nationwide was up 43 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 67 percent nationwide over the same period.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.044 per share translates to a distribution rate of 6.23 percent based on the trust's closing market price on December 31, 2001. Based on these figures, investors would had to have earned a distribution rate of 10.23 percent on a taxable investment (for an investor in the 39.1 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months through December 31, 2001, the trust produced a total return of -1.76 percent based on market price. This reflects a decrease in market price from $8.89 per share on June 30, 2001, to $8.48 per share on December 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return, share price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 2.18 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Our strategies for the period
revolved around maximizing the trust's total return within a disciplined interest-rate risk profile, while protecting the trust's dividend when possible. One of our primary methods for doing this was to follow our value-oriented discipline to identify strong credits that we believe offered attractive yield spreads. As interest rates trended lower over the period, we began to seek out higher-yielding credits in sectors that had been broadly out of favor with investors.

    The healthcare sector was a case in point. Hospitals have been under immense pressure to cut their budgets and deal with their financing problems. We have long been aware of these difficulties, and have actively managed the trust's exposure by disposing of bonds from issuers that we thought were unlikely to deliver performance. That said, through careful issue selection during the period we were able to identify selected issuers that we believed offered good yields with potential for spread tightening and price appreciation.

    The general declining interest-rate environment triggered a wave of call activity by issuers seeking to refinance their obligations at lower interest rates. As a result, many of the trust's issues were either called away or prerefunded over the period. The trust benefited from much of this activity, since many of the credits that were called away were airline and airport bonds. Several of the trust's single-family housing bonds were also called away.

    Where possible, we sold these called and prerefunded issues out of the portfolio before they came to term in order to take advantage of market opportunities. In those cases where there were no more attractive opportunities in the market, we opted to hold on to the securities until term. We generally reinvested the proceeds into premium coupon intermediate-duration bonds, usually in the 15-year range. Our analysis showed that these bonds, which we felt offered an attractive combination of strong income and moderate volatility, had the best total return potential going forward. We also purchased some longer-duration discount bonds to help keep the trust's duration profile in line with our targets.

    Broadly speaking, our other priority for the trust was to seek to reduce its risk profile. At the sector level, we trimmed the portfolio's exposure to industrial revenue bonds when it became clear that the U.S. economy's weakness was likely to persist. These credits are directly tied to the health of the manufacturing segment of the economy, which was in continual decline over the period. Our expectations for continued economic weakness led us to look closely at the trust's holdings in this sector. In those cases where our analysis showed that the credit was likely to be negatively impacted, we sold the bonds and redeployed those assets into investments with better prospects.

    We also made some adjustments to the trust's credit profile. Within the high-quality segment, we reduced the trust's holdings in AAA rated paper and made a slight reduction in its BBB exposure. Those assets were rotated in to AA holdings that more closely met our investment objectives.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy is officially
in recession, our focus has turned to the reversal that has typically followed every such decline. It is anticipated by many that this recovery will take place at some point next year, though it's impossible to predict just when that might happen. In the interim, interest rates are likely to remain at or near their current low levels. In our opinion, this bodes well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt. States will also be driven by falling tax revenues to finance their operations through the bond market. Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-rate environments, while trusts with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

December 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON      MATURITY      VALUE
          MUNICIPAL BONDS  98.5%
          ALABAMA  0.9%
$1,000    Birmingham Baptist Med Ctr AL Baptist Hlth
          Sys Ser A...................................  5.875%     11/15/24   $    990,610
 2,990    Jefferson Cnty, AL Wts Ser A (AMBAC Insd)...  5.000      04/01/09      3,118,989
                                                                              ------------
                                                                                 4,109,599
                                                                              ------------
          ALASKA  0.4%
 1,575    Matanuska-Susitna Boro, Alaska Ctfs Partn
          Pub Safety Bldg Lease (FSA Insd)............  5.750      03/01/16      1,650,600
                                                                              ------------

          ARIZONA  2.3%
 4,000    Arizona St Trans Brd Excise Tax Maricopa
          Cnty Regl Area Rd Fd........................  5.500      07/01/04      4,246,560
 1,000    Maricopa Cnty AZ Sch Dist 28 Ser B
          (Prerefunded @ 07/01/04)....................  6.000      07/01/14      1,075,620
 4,375    Salt River Proj AZ Agric Impt Salt River
          Proj Ser A Rfdg.............................  5.250      01/01/06      4,664,362
                                                                              ------------
                                                                                 9,986,542
                                                                              ------------
          ARKANSAS  0.5%
 2,000    Arkansas St Dev Fin Auth Hosp Rev Washington
          Regl Med Ctr................................  7.375      02/01/29      2,088,120
                                                                              ------------
          CALIFORNIA  0.8%
 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (Escrowed to Maturity) (MBIA Insd)......   *         09/01/17      2,091,800
 1,500    Duarte, CA Ctfs Partn Ser A.................  5.250      04/01/19      1,406,475
                                                                              ------------
                                                                                 3,498,275
                                                                              ------------
          COLORADO  2.3%
 1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B (Prerefunded @
          08/31/05)...................................  6.950      08/31/20      1,152,460
 1,500    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B (Prerefunded @
          08/31/05)...................................  7.000      08/31/26      1,731,030
   970    Colorado Edl & Cultural Fac Auth Rev Charter
          Sch Jefferson Academy.......................  6.500      06/01/15        924,526
 1,535    Colorado Edl & Cultural Fac Auth Rev Charter
          Sch Jefferson Academy.......................  6.700      06/01/25      1,441,211

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON      MATURITY      VALUE
          COLORADO (CONTINUED)
$2,500    Colorado Hlth Facs Auth Rev Catholic Hlth
          Initiatives.................................  5.250%     09/01/21   $  2,432,575
 1,850    Montrose Cnty, CO Ctfs Partn................  6.350      06/15/06      1,960,815
   500    Regional Trans Dist Co Ctfs Trans Vehicles
          Proj Ser A (AMBAC Insd).....................  5.000      06/01/10        520,325
                                                                              ------------
                                                                                10,162,942
                                                                              ------------
          CONNECTICUT  0.6%
 1,750    Connecticut St Spl Oblig Pkg Rev Bradley
          Intl Arpt Ser A (ACA Insd)..................  6.600      07/01/24      1,830,902
 1,000    Hartford, CT Pkg Sys Rev Ser A..............  6.500      07/01/25      1,028,900
                                                                              ------------
                                                                                 2,859,802
                                                                              ------------
          DISTRICT OF COLUMBIA  0.7%
   200    District of Columbia Ctfs Partn.............  6.875      01/01/03        203,512
 2,775    District of Columbia Hosp Rev Medlantic
          Hlthcare Ser A Rfdg (Escrowed to Maturity)
          (MBIA Insd).................................  5.250      08/15/12      2,886,971
                                                                              ------------
                                                                                 3,090,483
                                                                              ------------
          FLORIDA  5.6%
 2,000    Clearwater, FL Infrastructure (FSA Insd)....  4.000      12/01/03      2,062,800
 2,500    Escambia Cnty, FL Hlth Facs Auth Rev (AMBAC
          Insd).......................................  5.950      07/01/20      2,700,900
 1,000    Florida St Brd Ed Lottery Rev Ser A (FGIC
          Insd).......................................  5.750      07/01/11      1,098,800
 2,000    Florida St Dept Env Protn Preservtn Rev Ser
          A (FGIC Insd)...............................  5.750      07/01/10      2,197,200
 1,175    Florida St Div Bd Fin Dept Genl Svcs Rev
          Dept Envirnmtl Presrvtn 2000-A (MBIA
          Insd).......................................  6.000      07/01/02      1,200,615
 2,500    Gulf Breeze, FL Rev Cap Fdg Ser B (MBIA
          Insd).......................................  4.500      10/01/27      2,178,150
 1,275    Gulf Breeze, FL Rev Miami Beach Loc Govt Ln
          E Tender (FGIC Insd)........................  4.950      12/01/20      1,279,756
 1,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist/Sunbelt Ser A.....................  6.000      11/15/31        996,610
 1,500    Miami Beach, FL Stormwater Rev (FGIC
          Insd).......................................  5.250      09/01/25      1,500,450
   980    Miami Dade Cnty, FL Hlth Facs Miami Children
          Hosp Ser A Rfdg (AMBAC Insd)................  5.000      08/15/20        959,596
 4,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd).......................................  5.625      10/01/14      4,220,400
 2,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd).......................................  5.500      10/01/31      2,037,060

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON      MATURITY      VALUE
          FLORIDA (CONTINUED)
$1,115    Tallahassee, FL Lease Rev FL St Univ Proj
          Ser A (MBIA Insd)...........................  5.500%     08/01/19   $  1,151,416
 1,000    Tampa Bay, FL Wtr Util Sys Ser B (FGIC
          Insd).......................................  5.000      10/01/31        958,860
                                                                              ------------
                                                                                24,542,613
                                                                              ------------
          GEORGIA  9.6%
 5,282    Fulton Cnty, GA Lease Rev...................  7.250      06/15/10      5,912,953
23,000    Georgia Loc Govt Ctfs Partn Grantor Tr Ser A
          (MBIA Insd).................................  4.750      06/01/28     21,399,890
 2,635    Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd).......................................  6.500      01/01/20      3,081,553
 3,000    Georgia Muni Elec Auth Pwr Rev Ser B Rfdg
          (FGIC Insd).................................  6.250      01/01/17      3,407,790
 2,500    Georgia St Ser D............................  6.000      10/01/05      2,741,200
 2,335    Georgia St Ser D............................  6.000      10/01/06      2,581,272
   800    Royston, GA Hosp Auth Hosp Rev Ctfs Ty Cobb
          Hlthcare Sys Inc. ..........................  6.700      07/01/16        783,336
 2,500    Royston, GA Hosp Auth Hosp Rev Ctfs Ty Cobb
          Hlthcare Sys Inc. ..........................  6.500      07/01/27      2,343,900
                                                                              ------------
                                                                                42,251,894
                                                                              ------------
          HAWAII  0.4%
   610    Honolulu, HI City & Cnty Cap Apprec (FGIC
          Insd).......................................   *         07/01/13        339,959
 1,390    University Hawaii Univ Sys Rev Ser B Rfdg
          (FSA Insd)..................................  5.250      10/01/14      1,433,229
                                                                              ------------
                                                                                 1,773,188
                                                                              ------------
          ILLINOIS  13.6%
 4,000    Chicago, IL Brd Ed Chicago Sch Reform Ser A
          (AMBAC Insd)................................  5.250      12/01/27      3,944,080
 1,400    Chicago, IL Brd Ed Ser A (FGIC Insd)........  5.500      12/01/28      1,420,776
 1,000    Chicago, IL O'Hare Intl Arpt Rev Second Lien
          Passenger Fac Ser B (AMBAC Insd)............  5.500      01/01/16      1,029,850
 1,000    Chicago, IL O'Hare Intl Arpt Rev Second Lien
          Passenger Fac Ser B (AMBAC Insd)............  5.000      01/01/26        948,480
 3,000    Chicago, IL Park Dist Ser D (FGIC Insd).....  5.000      01/01/29      2,848,860
 1,000    Chicago, IL Proj & Rfdg Ser C...............  5.750      01/01/14      1,072,190
 1,000    Chicago, IL Proj & Rfdg Ser C...............  5.750      01/01/15      1,064,340
 4,895    Chicago, IL Pub Bldg Comm Bldg Rev Ser A
          (Escrowed to Maturity) (MBIA Insd)..........   *         01/01/07      3,976,453
 1,000    Chicago, IL Ser B Rfdg (AMBAC Insd).........  5.125      01/01/15      1,024,830

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON      MATURITY      VALUE
          ILLINOIS (CONTINUED)
$2,000    Chicago, IL Wastewtr Transmission Rev Second
          Lien (MBIA Insd)............................  5.750%     01/01/25   $  2,071,720
 3,850    Chicago, IL Wastewtr Transmission Rev Second
          Lien Ser B (MBIA Insd)......................  5.000      01/01/30      3,636,902
 3,000    Chicago, IL Wtr Rev Sr Lien (AMBAC Insd)
          (a).........................................  5.000      11/01/31      2,820,780
 1,960    Cook Cnty, IL Cmnty Cons Sch Dist (FSA
          Insd).......................................  5.500      12/01/13      2,095,652
 1,000    Cook Cnty, IL Ser A (FGIC Insd).............  5.500      11/15/31      1,014,190
 3,230    Cook Cnty, IL Ser A Rfdg....................  5.625      11/15/16      3,359,781
 2,500    Du Page Cnty, IL Trans Rev..................  5.250      01/01/08      2,641,350
 1,000    Du Page, IL Wtr Commn Rfdg..................  5.250      03/01/10      1,057,510
 2,000    Du Page, IL Wtr Commn Rfdg..................  5.250      03/01/11      2,109,840
 2,310    Illinois Dev Fin Auth Rev Adventist Hlth Ser
          A (MBIA Insd)...............................  5.500      11/15/13      2,399,305
 2,500    Illinois Dev Fin Auth Rev Adventist Hlth Ser
          A (MBIA Insd)...............................  5.500      11/15/15      2,574,800
 1,335    Illinois Dev Fin Auth Rev Bradley Univ Proj
          (AMBAC Insd)................................  5.375      08/01/24      1,336,201
 2,000    Illinois Edl Fac Auth Rev Lewis Univ........  6.125      10/01/26      2,009,080
 1,000    Illinois Hlth Fac Auth Rev Edward Hosp Oblig
          Grp B (FSA Insd)............................  5.125      02/15/25        959,410
 3,205    Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg........................................  6.000      11/15/23      3,220,640
 2,000    Illinois Hlth Facs Auth Rev Loyola Univ Hlth
          Sys Ser A...................................  6.125      07/01/31      1,969,160
 1,500    Illinois St First Ser (FGIC Insd)...........  5.375      11/01/14      1,563,885
 1,250    Sangamon Cnty, IL Ctfs Partn................ 10.000      12/01/06      1,578,162
 7,455    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd).......................................   *         12/01/12      4,334,337
                                                                              ------------
                                                                                60,082,564
                                                                              ------------
          INDIANA  2.7%
 2,420    Brownsburg, IN Sch Bldg Corp First Mtg
          Brownsburg Cmnty Sch (MBIA Insd)............  5.550      02/01/24      2,465,157
 1,000    Clark Pleasant, IN Cmnty Sch First Mtg
          (AMBAC Insd)................................  5.500      07/15/18      1,025,960
 1,000    Indiana Hlth Fac Fin Auth Hosp Rev Methodist
          Hosp Inc....................................  5.500      09/15/31        942,560
 1,000    Indiana Hlth Fac Fing Auth Rev Hlth Sys
          Sisters St Francis..........................  5.500      11/01/31        943,680
 1,000    Indiana Transn Fin Auth Arpt Fac Lease Rev
          Ser A (Prerefunded @ 11/01/02)..............  6.250      11/01/16      1,056,880
 2,000    Indiana Transn Fin Auth Toll Rfdg (AMBAC
          Insd).......................................  5.375      07/01/09      2,115,580

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON      MATURITY      VALUE
          INDIANA (CONTINUED)
$1,000    Petersburg, IN Pollutn Ctl Rev IN Pwr &
          Lt..........................................  6.375%     11/01/29   $  1,028,810
 2,580    Saint Joseph Cnty, IN Hosp Auth Hlth Sys Rev
          Ser A (MBIA Insd)...........................  4.625      08/15/28      2,232,629
                                                                              ------------
                                                                                11,811,256
                                                                              ------------
          IOWA  0.3%
 1,100    Polk Cnty, IA Essential Cnty Purp (MBIA
          Insd).......................................  5.000      06/01/13      1,112,518
                                                                              ------------

          KANSAS  0.8%
 1,250    Kansas St Dev Fin Auth Rev Kansas St
          Projs.......................................  5.500      03/01/16      1,297,750
 2,235    Sedgwick Cnty, KA Uni Sch Dist No. 259
          Wichita (MBIA Insd).........................  5.500      09/01/11      2,395,115
                                                                              ------------
                                                                                 3,692,865
                                                                              ------------
          KENTUCKY  1.0%
 2,190    Kenton Cnty, KY Arpt Brd Rev
          Cincinnati/Northn KY Intl Arpt Ser A Rfdg
          (MBIA Insd).................................  6.250      03/01/09      2,386,991
 2,000    Kentucky St Tpk Auth Econ Dev Revitalization
          Proj Rfdg (FSA Insd)........................  5.500      07/01/07      2,154,480
                                                                              ------------
                                                                                 4,541,471
                                                                              ------------
          LOUISIANA  0.4%
 1,500    Louisiana St Ser A (FGIC Insd)..............  5.500      11/15/08      1,619,370
                                                                              ------------

          MARYLAND  1.3%
 2,180    Baltimore, MD Cap Apprec Ser A (FGIC
          Insd).......................................   *         10/15/09      1,481,528
 2,470    Baltimore, MD Cap Apprec Ser A (Prerefunded
          @ 10/15/05) (FGIC Insd).....................   *         10/15/09      1,698,100
 2,500    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Salisbury Ser A..............  6.000      06/01/30      2,514,950
                                                                              ------------
                                                                                 5,694,578
                                                                              ------------
          MASSACHUSETTS  1.3%
 2,000    Massachusetts Muni Whsl Elec Co Proj 6 A
          (MBIA Insd).................................  5.250      07/01/15      2,032,600
 1,500    Massachusetts St Grant Antic Nts Ser A......  5.750      06/15/15      1,597,650
 1,000    Massachusetts St Hlth & Ed Partn Hlthcare
          Sys Ser C...................................  5.750      07/01/32      1,004,690
 1,000    Massachusetts St Indl Fin Agy Rev Higher Ed
          Hampshire College Proj......................  5.625      10/01/12        999,500
                                                                              ------------
                                                                                 5,634,440
                                                                              ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON      MATURITY      VALUE
          MICHIGAN  1.9%
$1,000    Grand Rapids, MI Wtr Supply Sys Rfdg (FGIC
          Insd).......................................  5.750%     01/01/13   $  1,075,960
 1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmnty Hlth Ctr....................  5.750      05/15/18      1,083,724
 1,000    Michigan St Hosp Fin Auth Rev Hosp Sparrow
          Oblig Group Rfdg............................  5.625      11/15/31        956,930
 1,500    Michigan St Strategic Fd Detroit Edison
          Pollutn Ctl Ser B Rfdg......................  5.650      09/01/29      1,456,980
 1,150    Michigan St Strategic Fd Detroit Edison
          Pollutn Ctl Ser C Rfdg......................  5.450      09/01/29      1,118,697
 2,500    Michigan St Strategic Fd Detroit Ed Conv
          Rfdg (AMBAC Insd)...........................  4.850      09/01/30      2,518,650
                                                                              ------------
                                                                                 8,210,941
                                                                              ------------
          MISSISSIPPI  0.4%
 1,500    Mississippi Hosp Equip & Fac MS Baptist Med
          Cent Rfdg (MBIA Insd).......................  6.000      05/01/13      1,586,775
                                                                              ------------

          MISSOURI  1.1%
 3,400    Missouri St Hwys & Trans Commst Rd Rev
          Ser A.......................................  5.500      02/01/08      3,663,330
 1,000    Missouri St Hwys & Trans Ser A..............  5.125      02/01/17      1,007,790
                                                                              ------------
                                                                                 4,671,120
                                                                              ------------
          NEBRASKA  0.3%
 1,180    Douglas Cnty, NE Sch Dist No 1 Ser B........  5.000      12/15/24      1,144,706
                                                                              ------------

          NEVADA  1.2%
 3,965    Clark Cnty, NV Bd Bk........................  5.500      06/01/09      4,259,044
 1,300    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser C Rfdg..................................  5.500      10/01/30      1,156,246
                                                                              ------------
                                                                                 5,415,290
                                                                              ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON      MATURITY      VALUE
          NEW JERSEY  1.1%
$  540    New Jersey Hlthcare Fac Fin Auth Rev
          Trinitas Hosp Oblig.........................  6.500%     07/01/05   $    562,378
 1,000    New Jersey Hlthcare Fac Fin West Jersey Hlth
          Sys (Prerefunded @ 07/01/02)................  6.125      07/01/12      1,042,730
 1,000    New Jersey St Trans Corp Capital Grant Antic
          Nts Ser B...................................  5.500      02/01/08      1,074,160
 2,095    New Jersey St Trans Tr Fund Auth Trans Sys
          Ser A.......................................  5.750      06/15/17      2,294,737
                                                                              ------------
                                                                                 4,974,005
                                                                              ------------
          NEW YORK  8.1%
 2,500    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Secured Ser A...............................  5.750      11/15/13      2,682,500
 5,900    New York City Ser A.........................  7.000      08/01/04      6,461,444
 4,500    New York City Ser B (AMBAC Insd)............  7.250      08/15/07      5,211,675
 1,885    New York City Ser C (b).....................  7.000      08/15/08      1,894,689
 1,000    New York City Ser H.........................  5.750      03/15/13      1,048,290
 6,930    New York City Trans Auth Trans Fac
          Livingston Plaza Proj Rfdg (FSA Insd).......  5.400      01/01/18      7,275,807
 5,190    New York St Dorm Auth Rev Insd NY Univ Ser A
          (AMBAC Insd)................................  5.500      07/01/11      5,608,470
 2,635    New York St Urban Dev Corp Rev Youth Fac....  5.875      04/01/08      2,773,127
 2,680    Port Auth NY & NJ Consolidated 119th Ser
          (FGIC Insd).................................  5.500      09/15/17      2,719,503
                                                                              ------------
                                                                                35,675,505
                                                                              ------------
          NORTH CAROLINA  3.2%
 3,000    North Carolina Eastern Muni Pwr Agy Pwr Sys
          Rev Ser D...................................  6.750      01/01/26      3,146,220
10,000    North Carolina Muni Pwr Agy No 1 Catawba
          Elec Rev (MBIA Insd)........................  6.000      01/01/12     11,065,700
                                                                              ------------
                                                                                14,211,920
                                                                              ------------
          OHIO  4.9%
 5,000    Akron Bath Copley, OH St Twp Hosp Dist Rev
          Summa Hosp Ser A............................  5.375      11/15/18      4,557,150
 1,150    Akron Bath Copley, OH St Twp Hosp Impt
          Childrens Hosp Ctr (FSA Insd)...............  5.000      11/15/31      1,097,652
 2,470    Columbus, OH Ser II.........................  5.000      06/15/07      2,610,889
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj........................................  7.500      01/01/30      1,067,300
 1,000    Grafield Heights, OH City Sch Impt..........  5.000      12/15/26        963,400

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON      MATURITY      VALUE
          OHIO (CONTINUED)
$1,000    Ohio St Air Quality Dev Auth Rev JMG Funding
          Ltd Partn Proj Rfdg (AMBAC Insd)............  6.375%     04/01/29   $  1,081,530
 1,390    Ohio St Common Sch Cap Facs Ser B...........  5.000      09/15/04      1,467,048
 1,000    Ohio St Common Sch Cap Facs Ser B...........  5.500      09/15/08      1,082,690
 1,000    Ohio St Higher Ed Cap Facs Ser II A.........  5.250      12/01/06      1,071,150
 3,000    Ohio St Tpk Comm Tpk Rev Ser A Rfdg (FGIC
          Insd).......................................  5.500      02/15/24      3,155,820
 3,000    University Cincinnati OH Gen Ser A..........  5.500      06/01/09      3,231,180
                                                                              ------------
                                                                                21,385,809
                                                                              ------------
          OREGON  1.1%
 1,000    Clackamas Cnty, OR Sch Dist.................  5.500      06/01/10      1,079,410
 1,250    Portland, OR Cmnty College Dist Ser B.......  5.250      06/01/12      1,310,013
 2,515    Washington Cnty, OR Sch Dist................  5.375      06/15/15      2,605,439
                                                                              ------------
                                                                                 4,994,862
                                                                              ------------
          PENNSYLVANIA  9.2%
 1,000    Allegheny Cnty, PA Ser C-53 Rfdg (FGIC
          Insd).......................................  5.500      11/01/14      1,054,790
 1,500    Allegheny Cnty, PA San Auth Swr (MBIA
          Insd).......................................  5.500      12/01/30      1,527,660
 1,000    Carbon Cnty, PA Indl Dev Auth Panther Creek
          Partn Proj Rfdg (LOC: Paribas & Union Bk of
          CA Intl)....................................  6.650      05/01/10      1,053,420
 2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd) (b) (c).........................  7.870      06/18/15      2,721,875
 1,200    Harrisburg, PA Cap Apprec Nts Ser F Rfdg
          (AMBAC Insd)................................   *         09/15/14        625,044
 1,000    Lehigh Cnty PA Gen Purp Auth Hosp Lehigh VI
          Hlth Network B..............................  5.000      07/01/31        936,420
 1,000    Lycoming Cnty, PA Auth College Rev
          Pennsylvania College of Technology (AMBAC
          Insd).......................................  5.350      07/01/26      1,003,540
 5,000    Pennsylvania St Higher Ed Assist Agy Student
          Ln Rev Ser B (Inverse Fltg)
          (MBIA Insd) (c)............................. 11.240      03/01/20      5,100,000
 2,900    Philadelphia, PA (FSA Insd).................  4.750      03/15/17      2,774,082
 2,600    Philadelphia, PA Auth for Indl Ser B........  5.500      10/01/16      2,710,188
 1,500    Philadelphia, PA Auth for Indl Ser B........  5.125      10/01/26      1,453,470
 1,000    Philadelphia, PA Auth Indl Philadelphia Arpt
          Sys Proj Ser A (FGIC Insd)..................  5.125      07/01/20        970,920
 7,385    Philadelphia, PA Sch Dist Ser A Ser A2......  4.500      04/01/18      6,780,169
 4,570    Pittsburgh, PA Ser A (AMBAC Insd) (a).......  5.500      09/01/16      4,774,142

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON      MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$2,000    Ridley Park, PA Hosp Auth Rev Taylor Hosp
          Ser A (Escrowed to Maturity) (b)............  6.000%     12/01/13   $  2,192,920
 4,565    Sayre, PA Hlthcare Fac Auth Rev VHA Cap
          Asset Fin Pgm Ser C.........................  7.700      12/01/15      4,686,064
                                                                              ------------
                                                                                40,364,704
                                                                              ------------
          RHODE ISLAND  0.3%
 1,550    Rhode Island St Hlth & Ed Bldg Higher Ed Fac
          Johnson & Wales (MBIA Insd).................  5.000      04/01/29      1,477,429
                                                                              ------------

          SOUTH DAKOTA  0.2%
   875    Deadwood, SD Ctfs Partn (ACA Insd)..........  6.375      11/01/20        920,273
                                                                              ------------

          TENNESSEE  2.1%
 2,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg Mtn St Hlth Ser A Rfdg (MBIA
          Insd).......................................  7.500      07/01/25      2,406,340
 1,500    Knoxville, TN Elec Rev Sys Ser U............  5.125      07/01/27      1,451,910
 2,500    Memphis, TN (Prerefunded @ 10/01/06)........  5.250      10/01/14      2,697,300
 2,000    Metropolitan Govt Nashville Davidson TN
          (Prerefunded @ 05/15/02)....................  6.150      05/15/25      2,074,040
   480    Tennessee Hsg Dev Agy Mtg Fin Ser A.........  7.125      07/01/26        497,386
                                                                              ------------
                                                                                 9,126,976
                                                                              ------------
          TEXAS  9.9%
 2,050    Austin, TX Wtr & Wastewtr Rfdg..............  5.750      05/15/12      2,202,582
 1,250    Brazos River Auth TX Pollutn Adj Elec Co
          Proj Ser C Rfdg.............................  5.750      05/01/36      1,232,938
 1,430    Cameron Cnty, TX Ctfs Oblig (AMBAC Insd)....  5.750      02/15/15      1,508,107
 2,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airl Inc..................  6.375      05/01/35      1,600,180
 2,000    Fort Worth, TX Wtr & Swr Rev Rfdg & Impt....  5.500      02/15/05      2,130,660
 1,800    Gulf Coast Wtr Auth TX Wtr Sys Contract Rev
          (FGIC Insd).................................  5.000      08/15/17      1,775,898
 1,000    Harris Cnty, TX Hlth Fac Mem Hermann
          Hlthcare Ser A..............................  6.375      06/01/29      1,036,120
 2,000    Harris Cnty, TX Perm Impt Rfdg..............  5.000      10/01/11      2,041,400
 4,820    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd)......................   *         08/15/18      1,840,180
 1,000    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd)......................   *         08/15/21        310,580
 2,105    Houston, TX Hotel Occupancy Tax & Spl Rev
          Convention & Entmt Ser B (AMBAC Insd).......  5.750      09/01/15      2,225,511
 1,000    Houston, TX Public Impt Rfdg (FSA Insd).....  5.750      03/01/15      1,057,550

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON      MATURITY      VALUE
          TEXAS (CONTINUED)
$2,000    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser B
          Rfdg (FGIC Insd)............................  6.250%     12/01/05   $  2,205,380
 1,500    Mesquite, TX Hlth Fac Dev Retirement Fac
          Christian A.................................  7.500      02/15/18      1,561,035
 1,100    Metropolitan Hlth Facs Dev Corp TX Wilson N
          Jones Mem Hosp Proj.........................  7.200      01/01/21      1,142,746
 1,500    North Cent TX Hlth Fac Dev Hosp Baylor
          Hlthcare Sys Proj Ser A.....................  5.125      05/15/29      1,395,780
 2,000    Texas Muni Pwr Agy Rev (Prerefunded @
          09/01/02) (MBIA Insd).......................  5.750      09/01/12      2,054,300
 3,525    Texas Muni Pwr Agy Rev Cap Apprec Rfdg
          (AMBAC Insd)................................   *         09/01/07      2,765,257
 2,500    Texas St Pub Fin Auth Ser A Rfdg............  5.250      10/01/07      2,661,600
 8,220    Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation Rfdg (FSA Insd).................  5.500      09/01/13      8,426,075
 1,500    Texas Wtr Dev Brd Rev St Revolving Fd Sr
          Lien Ser B..................................  5.250      07/15/17      1,513,170
 1,000    Tyler, TX Hlth Facs Dev Corp Mother Frances
          Hosp Regl Hlth..............................  6.000      07/01/31        977,040
                                                                              ------------
                                                                                43,664,089
                                                                              ------------
          UTAH  0.4%
 1,000    Salt Lake Cnty, UT College Rev Westminster
          College Proj................................  5.750      10/01/27        980,810
   610    Utah St Hsg Fin Agy Single Family Mtg Ser B
          Class 2.....................................  6.250      07/01/14        646,082
                                                                              ------------
                                                                                 1,626,892
                                                                              ------------
          VIRGINIA  0.5%
 2,275    Virginia Comwlth Trans Brd Northn VA Trans
          Dist Pgm Ser A..............................  5.375      05/15/15      2,371,801
                                                                              ------------

          WASHINGTON  5.2%
 1,000    Chelan Cnty, WA Pub Util Dist No 001 Cons
          Rev Chelan Hydro Ser A (MBIA Insd)..........  5.600      01/01/36      1,003,940
 3,410    Clark Cnty, WA Pub Util Dist Rfdg (FSA
          Insd).......................................  5.500      01/01/08      3,640,175
 2,595    Clark Cnty, WA Pub Util Dist Rfdg (FSA
          Insd).......................................  5.500      01/01/09      2,766,192
 2,000    Energy Northwest, WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd)...........................  5.500      07/01/17      2,058,680
 1,000    Grant Cnty, WA Pub Util Dist Ser H Rfdg (FSA
          Insd).......................................  5.375      01/01/15      1,023,300
 4,400    King Cnty, WA Ser B Rfdg (MBIA Insd)........  5.250      01/01/34      4,290,176

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                  COUPON      MATURITY      VALUE
          WASHINGTON (CONTINUED)
$2,750    Pierce Cnty, WA Sch Dist No 3 Ser A
          (Prerefunded @ 12/01/02) (AMBAC Insd).......  6.700%     12/01/09   $  2,873,338
 2,000    Port Seattle, WA Rev Ser A (FGIC Insd)......  5.000      04/01/31      1,881,460
 1,960    Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg
          (FSA Insd)..................................  5.500      03/01/16      2,020,309
 1,335    Tacoma, WA Elec Sys Rev Ser A Rfdg..........  5.750      01/01/16      1,411,429
                                                                              ------------
                                                                                22,968,999
                                                                              ------------
          WEST VIRGINIA  0.3%
 1,500    South Charleston, WV Indl Dev Rev Union
          Carbide Chem & Plastics Ser A...............  8.000      08/01/20      1,518,645
                                                                              ------------

          WISCONSIN  0.8%
 2,345    Appleton, WI Wtrwks Rev Rfdg (FGIC Insd)....  5.375      01/01/19      2,372,132
 1,375    Wisconsin St Hlth & Edl Facs Agnesian
          Hlthcare Inc. ..............................  6.000      07/01/30      1,381,421
                                                                              ------------
                                                                                 3,753,553
                                                                              ------------
          GUAM  0.6%
 2,800    Guam Pwr Auth Rev Ser A (AMBAC Insd)........  5.250      10/01/34      2,806,188
                                                                              ------------

          PUERTO RICO  0.2%
 1,000    Puerto Rico Indl Tourist Ed Med &
          Environmental Ctl Fac Fin Auth Higher Ed
          Rev.........................................  5.375      02/01/19        967,410
                                                                              ------------

TOTAL LONG-TERM INVESTMENTS  98.5%
  (Cost $419,882,989)......................................................    434,041,012

SHORT-TERM INVESTMENTS  0.7%
  (Cost $3,100,000)........................................................      3,100,000
                                                                              ------------

TOTAL INVESTMENTS  99.2%
  (Cost $422,982,989)......................................................    437,141,012
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%................................      3,467,162
                                                                              ------------

NET ASSETS  100.0%.........................................................   $440,608,174
                                                                              ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001 (Unaudited)

(c) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $422,982,989).......................    $437,141,012
Receivables:
  Interest..................................................       6,478,853
  Investments Sold..........................................       5,217,831
Other.......................................................           2,940
                                                                ------------
    Total Assets............................................     448,840,636
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       7,564,091
  Investment Advisory Fee...................................         224,979
  Income Distributions--Preferred Shares....................          81,133
  Custodian Bank............................................          80,825
  Affiliates................................................           1,739
Trustees' Deferred Compensation and Retirement Plans........         162,811
Accrued Expenses............................................         116,884
                                                                ------------
    Total Liabilities.......................................       8,232,462
                                                                ------------
NET ASSETS..................................................    $440,608,174
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 330 issued with liquidation preference of $500,000
  per share)................................................    $165,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 28,684,985 shares issued and
  outstanding)..............................................         286,850
Paid in Surplus.............................................     265,829,515
Net Unrealized Appreciation.................................      14,158,023
Accumulated Undistributed Net Investment Income.............         719,327
Accumulated Net Realized Loss...............................      (5,385,541)
                                                                ------------
    Net Assets Applicable to Common Shares..................     275,608,174
                                                                ------------
NET ASSETS..................................................    $440,608,174
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($275,608,174 divided by
  28,684,985 shares outstanding)............................    $       9.61
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $11,872,163
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      1,356,846
Preferred Share Maintenance.................................        217,707
Legal.......................................................         17,221
Trustees' Fees and Related Expenses.........................         17,200
Custody.....................................................         14,924
Other.......................................................        161,561
                                                                -----------
    Total Expenses..........................................      1,785,459
    Less Credits Earned on Cash Balances....................          1,008
                                                                -----------
    Net Expenses............................................      1,784,451
                                                                -----------
NET INVESTMENT INCOME.......................................    $10,087,712
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 2,750,307
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     17,957,232
  End of the Period.........................................     14,158,023
                                                                -----------
Net Unrealized Depreciation During the Period...............     (3,799,309)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(1,049,002)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 9,038,710
                                                                ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended December 31, 2001 and the Year Ended June 30, 2001 (Unaudited)

                                                     SIX MONTHS ENDED     YEAR ENDED
                                                     DECEMBER 31, 2001   JUNE 30, 2001
                                                     ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 10,087,712      $ 21,492,062
Net Realized Gain...................................      2,750,307         2,126,608
Net Unrealized Appreciation/Depreciation During the
  Period............................................     (3,799,309)       16,690,337
                                                       ------------      ------------
Change in Net Assets from Operations................      9,038,710        40,309,007
                                                       ------------      ------------

Distributions from Net Investment Income:
  Common Shares.....................................     (7,572,383)      (15,704,326)
  Preferred Shares..................................     (1,871,108)       (6,592,402)
                                                       ------------      ------------
Total Distributions.................................     (9,443,491)      (22,296,728)
                                                       ------------      ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................       (404,781)       18,012,279
                                                       ------------      ------------
NET ASSETS:
Beginning of the Period.............................    441,012,955       423,000,676
                                                       ------------      ------------
End of the Period (Including accumulated
  undistributed net investment income of $719,327
  and ($241,640), respectively).....................   $440,608,174      $441,012,955
                                                       ============      ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   SIX MONTHS
                                                     ENDED
                                                  DECEMBER 31,   ------------------------------------
                                                    2001 (F)        2001         2000         1999
                                                  ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........  $     9.62    $     8.99   $     9.56   $    10.26
                                                   ----------    ----------   ----------   ----------
 Net Investment Income...........................         .35           .75          .81          .84
 Net Realized and Unrealized Gain/Loss...........        (.03)          .66         (.55)        (.70)
                                                   ----------    ----------   ----------   ----------
Total from Investment Operations.................         .32          1.41          .26          .14
                                                   ----------    ----------   ----------   ----------
Less:
 Distributions from Net Investment Income:
   Paid to Common Shareholders...................         .26           .55          .61          .65
   Common Share Equivalent of Distributions Paid
     to Preferred Shareholders...................         .07           .23          .22          .19
 Distributions from and in Excess of Net Realized
   Gain:
   Paid to Common Shareholders...................         -0-           -0-          -0-          -0-
                                                   ----------    ----------   ----------   ----------
Total Distributions..............................         .33           .78          .83          .84
                                                   ----------    ----------   ----------   ----------
NET ASSET VALUE, END OF THE PERIOD...............  $     9.61    $     9.62   $     8.99   $     9.56
                                                   ==========    ==========   ==========   ==========
Market Price Per Share at End of the Period......  $     8.48    $     8.89   $   8.6875   $    9.625
Total Investment Return at Market Price (a)......      -1.76%*        8.88%       -3.08%       -5.68%
Total Return at Net Asset Value (b)..............       2.59%*       13.26%        0.74%       -0.67%
Net Assets at End of the Period (In millions)....  $    440.6    $    441.0   $    423.0   $    439.1
Ratio of Expenses to Average Net Assets
 Applicable to Common Shares (c).................       1.25%         1.27%        1.32%        1.24%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (c)..........       7.10%         7.94%        9.06%        8.23%
Portfolio Turnover...............................         22%*          50%          54%          98%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
 Preferred Shares (c)............................        .79%          .79%         .81%         .79%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (d)..........       5.79%         5.50%        6.59%        6.35%
SENIOR SECURITIES:
Total Preferred Shares Outstanding...............         330           330          330          330
Asset Coverage Per Preferred Share (e)...........  $1,335,176    $1,336,403   $1,281,820   $1,330,642
Involuntary Liquidating Preference Per Preferred
 Share...........................................  $  500,000    $  500,000   $  500,000   $  500,000
Average Market Value Per Preferred Share.........  $  500,000    $  500,000   $  500,000   $  500,000

* Non-Annualized

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(f) As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the six months ended December 31, 2001 was to increase net investment income per share by $.01, decrease realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net asset applicable to common shares by .03%. Per share ratios and supplemental data for the periods prior to December 31, 2001 have not been restated to reflect this change in presentation.


YEAR ENDED JUNE 30,
--------------------------------------------------------------------------------------------
       1998         1997         1996         1995         1994         1993         1992
--------------------------------------------------------------------------------------------
    $    10.01   $     9.76   $     9.76   $     9.92   $    11.13   $    10.69   $     9.81
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
           .89          .92          .94          .96         1.00         1.07         1.09
           .26          .26          .05         (.06)       (1.21)         .52          .85
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
          1.15         1.18          .99          .90         (.21)        1.59         1.94
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
           .69          .72          .77          .84          .84          .83          .79
           .21          .21          .22          .22          .16          .16          .24
           -0-          -0-          -0-          -0-          -0-          .16          .03
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
           .90          .93          .99         1.06         1.00         1.15         1.06
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $    10.26   $    10.01   $     9.76   $     9.76   $     9.92   $    11.13   $    10.69
    ==========   ==========   ==========   ==========   ==========   ==========   ==========
    $   10.875   $   10.875   $    9.875   $   11.125   $   11.125   $    12.00   $   11.375
         6.85%       18.32%       -4.27%        8.59%       -0.05%       15.20%       21.65%
         9.62%       10.24%        8.02%        7.24%       -3.63%       13.97%       18.08%
    $    457.3   $    448.2   $    438.7   $    436.1   $    437.7   $    467.9   $    452.7
         1.23%        1.28%        1.31%        1.33%        1.28%        1.25%        1.35%
         8.69%        9.25%        9.47%        9.85%        9.30%        9.90%       10.76%
          103%          53%          29%          38%          45%          45%          27%
          .79%         .80%         .82%         .83%         .82%         .80%         .84%
         6.64%        7.18%        7.26%        7.56%        7.86%        8.41%        8.41%
           330          330          330          330          330          330          330
    $1,385,892   $1,358,326   $1,329,390   $1,321,483   $1,326,388   $1,417,940   $1,371,922
    $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000
    $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust commenced investment operations on August 26, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

    As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. Prior to July 1, 2001, the Trust did not accrete discount on fixed income securities. The cumulative effect of this

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

accounting change had no impact on total net assets of the Trust, but resulted in a $316,746 increased in cost of securities and corresponding $316,746 decrease in net unrealized appreciation based on securities held by the Trust on July 1, 2001.

    The effect of this change for the six months ended December 31, 2001 was to increase net investment income by $79,457; decrease net unrealized appreciation, by $5,375, and decrease net realized gains by $74,082. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilized provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $8,135,846 which will expire between June 30, 2004 and June 30, 2009.

    At December 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $422,660,868; the aggregate gross unrealized appreciation is $17,120,344 and the aggregate gross unrealized depreciation is $2,640,200, resulting in net unrealized appreciation on long- and short-term investments of $14,480,144.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS Certain information included in the prior year financial highlights has been conformed to the current year presentation.

G. EXPENSE REDUCTIONS During the six months ended December 31, 2001, the Trust's custody fee was reduced by $1,008 as a result of credit earned on cash balances.

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

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust.

    For the six months ended December 31, 2001, the Trust recognized expenses of approximately $8,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended December 31, 2001, the Trust recognized expenses of approximately $21,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $96,536,506 and $95,807,710, respectively.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

4. PREFERRED SHARES

The Trust has outstanding 330 shares of rate adjusted tax-exempt preferred shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the rate is currently reset every 28 days through an auction process. The average rate in effect on December 31, 2001, was 1.409%. During the six months ended December 31, 2001, the rates ranged from 1.398% to 2.980%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.

                             Attn: Closed-End Funds

                              2800 Post Oak Blvd.

                               Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III * - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN *

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
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VMT SAR 2/02                                                     5233B02-AS-2/02